Exhibit 32


                           Section 1350 Certifications

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of TransNet Corporation (the "Company") hereby certify to such officer's knowledge that:

1. The Quarterly Report on Form 10-Q of the Company for the fiscal period ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.

/s/ STEVEN J. WILK
-----------------------------
Steven J. Wilk
Chief Executive Officer

Date:  November 14, 2005


/s/ JOHN J. WILK
-----------------------------
John J. Wilk
Chief Financial Officer

Date:  November 14, 2005